UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

MARATHON OIL CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 4/30/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

•        2008 Notice of Annual Meeting of Stockholders and Proxy Statement

•        2007 Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/16/08.

To request material:        Internet: www.proxyvote.com         Telephone: 1-800-579-1639        **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

MARATHON OIL CORPORATION Vote In Person If you are a holder of record of Marathon common stock, you may vote in person at the meeting. We will give you a ballot when you arrive.

C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. If you are a registered holder use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT the day before the meeting date. If you hold these shares in Marathon Oil Company Thrift Plan use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 P.M. EDT on April 27, 2008. Have your notice in hand when you access the website and follow the instructions.

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PAGE A (OF DUPLEX A/B)

Meeting Location

The 2008 Annual Meeting for stockholders of record on 3/3/08 is to be held on 4/30/08 at 10:00 a.m. Central Time at:

Conference Center Auditorium

Marathon Oil Tower

5555 San Felipe Road

Houston, TX 77056

THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE.
P99999-010 12 15 # OF #

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PAGE B (OF DUPLEX A/B)

Voting items Your Board of Directors recommends you vote “FOR” Items 1(a) through 1(i).
1. Election of directors for a one-year term expiring in 2009	Your Board of Directors recommends you vote “FOR” Item 2
Nominees: 1(a). Charles F. Bolden, Jr.	2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2008.
1(b). Gregory H. Boyce	Your Board of Directors recommends you vote “AGAINST” Item 3
1(c). Shirley Ann Jackson	3. Stockholder Proposal to amend our By-laws to allow stockholders to call special meetings.
1(d). Philip Lader	Your Board of Directors recommends you vote “AGAINST” Item 4
1(e). Charles R. Lee	4. Stockholder Proposal to adopt a policy for ratification of executive compensation.
1(f). Dennis H. Reilley
1(g). Seth E. Schofield
1(h). John W. Snow
1(i). Thomas J. Usher

CONTROL # g 0000 0000 0000 BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

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0 2 0 0 0 0 0 0 0 0 0 0 9 9 9 9 9 9 9 9 9 9 9 9

NAME

THE COMPANY NAME INC.—COMMON	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS A	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS B	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS C	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS D	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS E	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS F	123,456,789,012.12345
THE COMPANY NAME INC.—401 K	123,456,789,012.12345

Acct #XXXXXXXXXXXXX

SHARESXXXXXXXXXXX

Cusip

P99999-010

12

15

#    OF    #

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